BANKNORTH INTERMEDIATE BOND FUND
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(A Portfolio of Banknorth Funds)

Supplement to the Prospectus dated November 30, 2002


Below the heading entitled, "Who Manages the Fund?" and under the sub-heading entitled, "The Fund's Portfolio Managers Are" on page 24, please replace the second paragraph in its entirety and replace with the following:

"The Vermont Municipal Bond Fund and Intermediate Bond Fund are co-managed by William S. Wolff and Ms. Carol Smith. Effective June 1, 2003, the Intermediate Bond Fund will be co-managed by Richard P. Vandale and Ms. Smith. Mr. Wolff is a Managing Director and Executive Vice President of the Adviser, and has been employed by the Adviser and/or its predecessors since 1970. Mr. Wolff's 28 years of investment experience includes management of pooled investment vehicles (such as common and collective trust funds) with a variety of investment styles, including value investing, large, mid and small cap investing, and fixed income management. He earned a B.S. degree from the University of Vermont and a CTFA designation. Ms. Smith is a Vice President and Investment Consultant and has been employed by the Adviser and/or its predecessors since 1983. Ms. Smith's banking and economic experience include 17 years of investment management. She earned a B.S. in Business Administration from the University of Vermont and is a graduate of the New York Bankers Investment School. Mr. Vandale is an Executive Vice President and Chief Investment Officer and has been with the Adviser since 2002. Prior to joining the Adviser, Mr. Vandale was an Institutional Investment Consultant with Wellington Management Company and a Portfolio Manager with Standish, Ayer & Wood both in Boston, Massachusetts. He earned a BBA in Finance from then University of Massachusetts-Amherst and an MBA from Northeastern University. Additionally, Mr. Vandale has earned the right to use the Chartered Financial Analyst designation and is a Certified Financial Planner."



                                                               May 20, 2003


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BANKNORTH FUNDS
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Supplement to the Statement of Additional Information dated November 30, 2002


Under the section entitled, "Investment Adviser" beginning on page 20, please delete the fourth paragraph in its entirety and replace with the following:

As required by the 1940 Act, the Funds' Board has reviewed the Funds' investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Funds' investment objectives and long term performance; the Adviser's management philosophy, personnel and processes; the preferences and expectations of the funds' shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; and the range and quality of services provided to the Funds and their shareholders by Banknorth in addition to investment advisory services.

In the same section, please delete the sixth and seventh paragraphs in their entirety and replace with the following:

The Board also considers the compensation and benefits received by the Adviser. This includes fees received for shareholder services provided to the Funds as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Funds; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Funds grow larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Funds; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Funds' Board is aware of these factors and takes them into account in its review of the Funds' advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing mutual funds and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Funds and the Adviser. The Adviser provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the Funds' short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Funds' expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Funds' portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the Adviser; and relevant developments in the mutual fund industry and how the Funds and/or the Adviser are responding to them.


Additionally, please delete the eighth and ninth paragraphs in their entirety.






                                                                  May 20, 2003



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